Mercury Computer Systems, Inc.

Challenges Drive Innovation™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Mark Aslett, President & Chief Executive Officer
Bob Hult, SVP & Chief Financial Officer
Kaufman Bros. 11th Annual
Investor Conference
September 4, 2008
Exhibit 99.1

© 2008 Mercury Computer Systems, Inc. www.mc.com

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995,
including those relating to anticipated fiscal 2009 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-
GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of
GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s Fourth Quarter and Fiscal Year 2008
earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2008 Mercury Computer Systems, Inc. www.mc.com

Oil and Gas
Telecommunications
Embedded Computing
Aerospace and Defense
Semi Industry
Life Sciences
Mercury at a Glance
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software, for a broad range of image- and data-intensive applications, to customers around the world.

ACQUIRE
DIGITIZE
PROCESS
DELIVER
1011010101
1011010100
1010110101
0011010110
Tuners and Upconverters
ECHOTEK SERIES RF
Mixed-Signal Boards
ECHOTEK SERIES
Input/Output Solutions
MERCURY PARTNER NETWORK
MYRIAD
Wide Range of Deployable Solutions
PowerStream
Integrated Multicomputers
momentum SERIES
Single-Board Computers
Ensemble 2
ATCA Platform
Visualization Software
Open Inventor
by Mercury Computer Systems
System Software and Tools
MultiCore Plus
MCOE

© 2008 Mercury Computer Systems, Inc. www.mc.com

Mercury spans the entire signal processing chain
• Modular boards and
integrated systems
• Scalable multi core
architectures
• Robust software and tools
• Open-standard COTS to
custom solutions
• Ruggedized systems
• Comprehensive services
• Visualization software
From RF to Visualization

© 2008 Mercury Computer Systems, Inc. www.mc.com

Advanced Computing Solutions
ACS focuses on specialized,
high-performance computing
solutions that leverage
Mercury’s capabilities in
sensor computing,
computational acceleration,
and delivery of complex
system-level solutions.
Example Segments
•
Aerospace and defense
•
Semiconductor
•
Telecommunications
•
Medical imaging

© 2008 Mercury Computer Systems, Inc. www.mc.com

Visage Imaging, Inc.
Mercury’s wholly owned
subsidiary focuses on the
development and
distribution of 3D
visualization and PACS
(picture archiving and
communications system)
solutions, and other 3D
software solutions in the
life sciences segment.

© 2008 Mercury Computer Systems, Inc. www.mc.com

Visualization Sciences Group
VSG focuses on the development
and distribution of software
developer toolkits and 3D
application software for very-
high volume-rendering
applications.
Example Segments
•
Geosciences – Oil and Gas
•
Engineering and manufacturing
•
Material sciences
•
Other industrial and
scientific domains

© 2008 Mercury Computer Systems, Inc. www.mc.com

Why customers choose Mercury
•
Significant and pioneering investments in specialized FPGA and multi core computing architectures and software
We maintain ongoing relationships with silicon providers that are unique
Significant multi computing R&D expenditures
The breadth and depth of our product line for specialized computing are unrivalled
•
Our approach to technical problem-solving in the specialized computing arena is proven
Assessment of best silicon choices available
Thermal/Power evaluation
System-level architectural design
Application and algorithm performance optimization
•
Our work on specialized computing-related problems typically results in significant business value for our customers
Making their products better
Reducing their risk
Lowering their cost
Speeding time to market

SIEMENS

NTT AT

IBM®

LOCKHEED MARTIN

argon ST

BAE SYSTEMS

Raytheon

BARCO
Visibly yours

Schlumberger

ZEISS

Mentor Graphics®

MITSUBISHI ELECTRIC

PHILIPS

FUJIFILM
FUJIFILM Medical Systems USA

Pfizer

NVIDIA®

BOEING

FOREST SERVICE
U S
DEPARTMENT OF AGRICULTURE

NORTHROP GRUMMAN

ziehmimaging

AMS

Pacific Northwest National Laboratory
Operated by Battelle for the U.S. Department of Energy

KLA Tencor

AMCC

MGH 1811
MASSACHUSETTS GENERAL HOSPITAL

TERRA SOFT SOLUTIONS
High Performance Linux Computing

© 2008 Mercury Computer Systems, Inc. www.mc.com 9 Partial customer and partner list

Segment Revenue FY08
VI
$8.7M
4%
VSG
$11.0M
5%
Emerging
$1.7M
1%
ACS
$188.5M
90%

Segment Operating Profit Waterfall FY08
$m
15
10
5
0
-5
-10
-15
-20
-25
-30
$11.6M
($32.8M)
$0.7M
($7.1M)
($27.5M)
ACS
VI
VSG
Emerging
Total

© 2008 Mercury Computer Systems, Inc. www.mc.com

Major Company Dynamics (#’s GAAP FY08)
•
Revenue and profitability strength in ACS business
•
Other businesses eroding operating profits
Notes:
Figures represent “un-audited” GAAP results
FY08 Operating Profit Total excludes stock-based compensation expense
Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and
$0.8M inventory write down

44%
Defense
Commercial
56%

31%
Commercial
Defense
69%

ACS Revenue Walk FY08
250
200
150
100
50
0
$m
$199.8m
$19m
+ 17% Growth
($30.3m)
(34% Decline)
$188.5m
FY07
Defense
Commercial
FY08

ACS Defense vs Commercial
Direct Margin FY08
90%
75%
60%
45%
30%
Q1
Q2
Q3
Q4
Defense
Commercial

© 2008 Mercury Computer Systems, Inc. www.mc.com

•
Shift toward defense in ACS business unit
•
Defense represents economic core of the business
Major ACS Business Dynamics
FY07
FY08
•
Differentiation and sustainability
largely in Defense
•
Focus on strengthening Defense
•
Higher margins in Defense
•
Force R&D leverage back into model
•
Selective new commercial pursuits

World Defense Electronics Funding
Available to the US FY08 $m**
Total >$30B
EO
Radar
Sonar
EW
C4I
Other
$1,950m, 6%
$6,569m, 21%
$7,247m, 24%
$8,348m, 27%
$5,605m, 18%
$1,040m, 4%

COTS Boards
COTS Systems
Defense Electronics
~$30 B
~$3 B
~$3 B
~10% COTS
Systems ($2.3 B)
Boards ($0.9 B)
2007
2007

© 2008 Mercury Computer Systems, Inc. www.mc.com

Military Electronics Market
•
COTS $3B of $30B total military electronics market
•
Increased outsourcing and overall market growth
•
Move toward collaborative COTS & system integration
•
Platform upgrades, obsolescence, and new functionality
•
New platforms with increased electronic content
Defense Electronics Market** COTS Market*
Sources:  * Venture Development Corp. Embedded COTS in Military,  Aerospace, & Defense Study, 2008     **TEAL Group, Corp,  Military Electronics Briefing with Mercury analysis

Fix
Commercial
Sell, Shutdown or Recap
VSG
AUSG
VI ES/PS
Other Emerging
Government Defense
VI
Mercury Federal
Grow

© 2008 Mercury Computer Systems, Inc. www.mc.com 13 Strategic Direction – Sell, fix or grow

© 2008 Mercury Computer Systems, Inc. www.mc.com

Strategic Sequence
•
Short Term: Improve operations and cash flow
Enhance leadership team to tackle short, medium, long-term strategy
Improve supply chain, manufacturing operations and shipment linearity
Cash conversion cycle
Simplify operations, cross-functional coordination
•
Medium Term: Strengthen and grow core defense business
Focus and align organization and resources
Accelerate new product development
Reduce time to market
Improve market penetration
Expand opportunities with existing customer base
•
Long Term: Improve strategic position
Increase software and services
Explore adjacencies around the Core – Mercury Federal
Target larger profit pools
Optimize the return from the Company’s portfolio of businesses

Mercury Computer Systems, Inc.

Challenges Drive Innovation™

Financial Overview © 2008 Mercury Computer Systems, Inc. www.mc.com Note: FY08 figures are un-audited

$1.7m , 1%
$ 11.0m , 5%
$8.7m , 4%
$ 188.5m, 90%
ACS
VI
VSG
Emerging

© 2008 Mercury Computer Systems, Inc. www.mc.com

•
Founded in 1981
•
HQ in Chelmsford, MA
•
Sales, support and R&D
centers in U.S., Europe and
Japan
•
670 employees worldwide
ending Q408
•
FY2008 revenues of $210
million
•
NASDAQ: MRCY
FY08 (Ended June) Revenue Mix
Mercury Overview

Defense
Commerical
$186
$250
$229
$217
$210
$60
$102
$98
$106
$80
$126
$148
$131
$111
$130
2004
2005
2006
2007
2008

© 2008 Mercury Computer Systems, Inc. www.mc.com

Revenue Growth Follows Investment Cycles
June Fiscal Year End
~ 10% CAGR
FY98 – FY08E
Revenue ($M)
Represents total Company revenues; VI, VSG and Emerging businesses’ revenue treated as Commercial
All historical figures adjusted for the discontinued operation of Embedded Systems & Professional Services

© 2008 Mercury Computer Systems, Inc. www.mc.com

FY07 Compared to FY08 (Non-GAAP)
Revenue
217 210 (3%)
Gross Margin
% Revenue
56.4% 60.7% 4.3 pts
Operating
Expenses
139 127 9% Improvement
Operating Profit
% Revenue
(16)
(7.5%)
1
0.3%
$17M
Improvement
EPS $(0.37) $0.15 $0.52
Improvement
Operating
Cash Flow
$(10) $14M
$24M Improvement
YTD
Employees
729 670 8% reduction
FY07 Actual FY08 Actual FY08 vs FY07
All historical figures adjusted for the discontinued operation of Embedded Systems & Professional Services

Segment Operating Profit Waterfall FY08
$m
15
10
5
0
-5
-10
-15
-20
-25
-30
$11.6M
($32.8M)
$0.7M
($7.1M)
($27.5M)
ACS
VI
VSG
Emerging
Total

FY08 GAAP vs Non-GAAP Operating Profit
$m
5
0
-5
-10
-15
-20
-25
-30
-35
-40
($37.9M)
$10.4M
$7.3M
$18M
$5.2M
($3.2M)
$0.8M
$0.6M
GAAP
Stock Comp
Amortization
Impairment
Restructuring
Sale Long-Lived...
Inventory Writedown
Non-GAAP

© 2008 Mercury Computer Systems, Inc. www.mc.com

Segment Operating Profit (#’s GAAP)
• Profitability strength in ACS; non-core businesses eliminating operating profits
Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and
$0.8M inventory write down
Notes:
Figures represent “un-audited” GAAP results
FY08 Segment Operating Profit Total excludes stock-based compensation expense

© 2008 Mercury Computer Systems, Inc. www.mc.com

Strong Balance Sheet
•
Historically strong
balance sheet
•
Net cash positive: $41M
•
FY08 capex of $5M
•
$9M positive free cash flow in FY08
Quarter ended June 30, 2008
Cash and Equivalents $166
Total Current Assets $186
Total Assets $339
Total Debt $125
Total Liabilities $192
Stockholders’ Equity $147
Notes:
Cash and Equivalents includes $47.2M of auction rate securities
Access to margin loan facility of $23.7M with UBS
Total Debt represents 2% convertible senior notes offering due 2024

Inventory Turns
4.9
6.9
5.4
4.6
4.1
3.3
7.5
2003
2004
2005
2006
2007
2008
Model

Days Sales Outstanding
43
51
53
59
61
63
50
2003
2004
2005
2006
2007
2008
Model

© 2008 Mercury Computer Systems, Inc. www.mc.com

Focus on Working Capital
•
Supply chain transformation
–
Operational efficiencies
–
Manufacturing lead times
–
Cost of quality
–
Competitive advantage for
Mercury and customers
–
Q408: turns of 3.8, $3.9M net
inventory decrease
•
Customer satisfaction
–
End-of-quarter shipment skew
–
DSO dropped from 60 days in
Q308 to 54 days in Q408
–
DSO target 50 days

© 2008 Mercury Computer Systems, Inc. www.mc.com

Non-GAAP
Actual
FY08
Actual
ACS
FY08
Target
Business
Model
Revenue
100% 100%
100%
Gross Margin
61% 59%
58+%
SG&A
36% 27% Mid 20%
R&D
25% 22%
High
Teens
Income from Operations
0% 10%
15%
Gap to Target Business Model (#’s Non-GAAP)
Declining
gross margin
Costs
Reduced

© 2008 Mercury Computer Systems, Inc. www.mc.com

Fiscal Year 2008 Summary (Non-GAAP)
• All quarters’ revenue and EPS exceeded or met the top end of guidance
• FY08 book-to-bill 1.04
Note: Q1, Q2, and Q3 historical figures are NOT adjusted for discontinued ops, to reflect appropriate comparison to guidance
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue ($M) 49.2 $     48.0 $     52.6 $     51.0 $     56.5 $     $53.0 - $55.0 55.2 $    $53.0 - $56.0
EPS 0.09 $     (0.08) $    0.04 $     (0.05) $    0.04 $     $(0.04) - $0.00 0.01 $    $(0.05) - $0.01

© 2008 Mercury Computer Systems, Inc. www.mc.com

Q1 Fiscal Year 2009 Guidance
• Impact of equity-based compensation costs related to FAS 123(R) of approximately $1.6M excluded from non-GAAP
• Acquisition-related amortization of approximately $1.4M excluded from non-GAAP
• Restructuring charges of approximately $0.2M excluded from non-
GAAP
Notes:
1) Figures in millions, except percent and per share data
2) Company guidance, July 30, 2008 earnings conference call
Quarter Ending September 30, 2008
Revenues ($M) $47 - $49
      GAAP  Non-GAAP
Gross Margin 58% - 59% 58% - 59%
EPS $0.00 $(0.07) - $(0.03)

Fix
Commercial
Sell,
Shutdown
or Recap
VSG
AUSG
VI ES/PS
Other Emerging
Government
Defense
VI
Mercury Federal
Grow

© 2008 Mercury Computer Systems, Inc. www.mc.com 25 Strategic Direction – Sell, fix or grow

© 2008 Mercury Computer Systems, Inc. www.mc.com 26 www.mc.com NASDAQ: MRCY

Mercury Computer Systems, Inc.
Challenges Drive Innovation™

Appendix © 2008 Mercury Computer Systems, Inc. www.mc.com

© 2008 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Q109 Guidance Reconciliation*
* Per Company guidance range, July 30, 2008 earnings conference call
RANGE
Income (Loss) Per Share - Diluted Income (Loss) Per Share - Diluted
GAAP expectation - $                                                 - $
Adjustment to exclude stock-based compensation 0.07 0.07
Adjustment to exclude amortization of acquired intangible assets 0.06 0.06
Adjustment to exclude restructuring 0.01 0.01
Adjustment for tax impact (0.21) (0.17)
Non-GAAP expectation (0.07) $                                              (0.03) $